April 28, 1997




Securities and Exchange Commission
Office of Document Control
450 5th Street N.W.
Washington, D.C.  20549

				Re:	Definitive Information Statement of
First Financial Corporation and
Annual Report for Annual Meeting of
Shareholders to be Held on May 20,
1997, Commission File No. 0-5559

Dear Madam or Sir:

	Enclosed are the following:

	1.	Eight (8) definitive copies of the Information
Statement (including cover sheet) and seven (7) copies of the Annual Report to Shareholders on Form 10-KSB, which are being mailed to the shareholders of First Financial Corporation (the
"Company") on or about April 28, 1997, in connection with the annual meeting of shareholders scheduled for May 20, 1997; and

	2.	Letter from the Vice President of the Company
stating that the financial statements in the Annual Report on Form 10-KSB that are being sent to the shareholders of the Company do not reflect a change from the preceding year in any accounting principles or practices or in the methods of application of those principles or practices.

	It is our understanding from our conversations with the Fee Filing Group in your office that no filing fee is required for this filing.

						Very truly yours,

						FIRST FINANCIAL CORPORATION



						BY: /s/ David W. Mann
							David W. Mann, President


	SCHEDULE 14C INFORMATION
	Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
[  ]	Preliminary Information Statement
[  ]	Confidential, for Use of the Commission Only (as
permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

	FIRST FINANCIAL CORPORATION
	(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
	[X]	No fee required.
	[  ]	Fee computed on table below per Exchange Act Rules
14c-5(g) and 0-11.

	1)	Title of each class of securities to which
transaction applies:

	2)	Aggregate number of securities to which
transaction applies:

	3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule
0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

	[  ]	Fee paid previously with preliminary materials.

	[  ]	Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

		1)	Amount Previously Paid:

		2)	Form, Schedule or Registration Statement No.:

		3)	Filing Party:

		4)	Date Filed


	FIRST FINANCIAL CORPORATION
	800 Washington Avenue
	P. O. Box 269
	Waco, Texas 76703
	(817) 757-2424

	____________

	INFORMATION STATEMENT

	Relating to

	ANNUAL MEETING OF SHAREHOLDERS

	to be held on May 20, 1997

	____________


	WE ARE NOT ASKING YOU FOR A PROXY AND
	YOU ARE REQUESTED NOT TO SEND US A PROXY


	This Information Statement is being furnished by the Board of Directors of First Financial Corporation (the "Company") to holders of shares of the Company's common stock in connection with the Annual Meeting of Shareholders to be held at the principal executive offices of the Company at 800
Washington Avenue, Waco, Texas, on Tuesday, May 20, 1997, at 2:00 p.m., local time, and at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting. This Information Statement is being mailed on or about April 28, 1997.

	The Board of Directors has fixed the close of business on April 14, 1997, as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting ("Record Date"). As of the Record Date, there were issued and outstanding 173,528 shares of common stock, excluding 10,222 shares held as treasury stock that will not be voted. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. The affirmative vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting is required for the election of a director. Shareholders do not have cumulative voting rights. Votes are counted by representatives of the Company at the Annual Meeting.

	The Company will bear all Costs and expenses relating to the preparation, printing, and mailing of this Information Statement and accompanying materials to shareholders.
Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for forwarding the Information Statement to the beneficial owners of the shares of common stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.


	SECURITY OWNERSHIP OF
	CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	To the best knowledge of the Company, the following table presents certain information regarding the number and percentage of shares of common stock beneficially owned by each person who beneficially owns more than 5% of the Company's common stock, by each director and each nominee for election as a director, by each executive officer, and by all directors and executive officers as a group, as of March 31, 1997. Except as otherwise indicated, the directors, nominees, and officers have sole voting and investment power with respect to the shares beneficially owned by them.

	Name and Address
	of Beneficial Owner
	Amount and Nature
	of Beneficial
 Ownership
	Percentage of All
	Outstanding Shares

First Financial
Holdings, Ltd.
800 Washington Ave.
Waco, Texas  76701
	92,742
		53.44%


FFC Holdings, Inc.
800 Washington Ave.
Waco, Texas  76701

	92,742(1)
		53.44%


Walter J. Rusek
2121 Lake James
Waco, Texas  76710

	9(2)
		.01%


David W. Mann
800 Washington Ave.
Waco, Texas  76701

	101,997(3)
		58.77%


Bluebonnet
Investments, Ltd.
800 Washington Ave.
Waco, Texas  76714-8436

	9,255
		5.33%


Robert A. Mann
P. O. Box 8436
Waco, Texas  76714-8436

	101,997(4)
		58.77%


Bluebonnet
Enterprises, Inc.
800 Washington Ave.
Waco, Texas  76701

	9,255(5)
		5.33%


David W. Mann 1990
Trust
P. O. Box 8436
Waco, Texas  76714-8436

	101,997(5)
		58.77%


All directors and
officers as a group

	102,006
		58.78%


(1)	Consists of the 92,742 shares owned by First Financial
Holdings, Ltd., a Texas limited partnership, the general partner of which is FFC Holdings, Inc, a Texas corporation, all of the outstanding shares of which are owned by David W. Mann as Trustee of the David W. Mann
1990 Trust.  Mary Hyden Mann Hunter and Allen Barclay
Mann are limited partners of First Financial Holdings, Ltd. David W. Mann filed Chapter 7 Bankruptcy on June
19, 1996.  As a result, Henry W. Seals, the Chapter 7
Bankruptcy Trustee for David W. Mann, is the assignee of a limited partnership interest in First Financial
Holdings, Ltd. Under the terms of the partnership agreement, the general partners have sole voting and investment power with respect to the 92,742 shares of the Company owned by the partnership; thus FFC
Holdings, Inc. (which is owned and controlled by David
W. Mann, as Trustee of the David W. Mann 1990 Trust), as the sole remaining general partner, has voting and investment power over such shares.

(2)	Consists of 9 shares owned by the Robert A. Mann
Insurance Trust of which Mr. Rusek is trustee. In addition, Mr. Rusek is a limited partner in a limited partnership which owns 185 shares over which he does not have voting or investment power.

(3)	Includes 92,742 shares owned by First Financial
Holdings, Ltd. and 9,255 shares owned by Bluebonnet
Investments, Ltd.  First Financial Holdings, Ltd. is a
Texas limited partnership, the general partner of which is FFC Holdings, Inc., a Texas corporation, all of the outstanding shares of which arc owned by David W. Mann as Trustee of the David W. Mann 1990 Trust. Mary Hyden
Mann Hunter and Allen Barclay Mann are limited partners of First Financial Holdings, Ltd. David W. Mann filed
Chapter 7 Bankruptcy on June 19, 1996.  As a result,
Henry W. Seals, the Chapter 7 Bankruptcy Trustee for
David W. Mann, is the assignee of a limited partnership interest in First Financial Holdings, Ltd. Under the terms of the partnership agreement, the general partners have sole voting and investment power with respect to the 92,742 shares of the Company owned by the partnership; thus FFC Holdings, Inc. as the sole remaining general partner, has voting and investment power over such shares. Bluebonnet Investments, Ltd.
is a Texas limited partnership, the general partners of which are Robert A. Mann and Bluebonnet Enterprises,
Inc. a Texas corporation owned by the David W. Mann
1990 Trust, of which David W. Mann is trustee and one of the beneficiaries. The partnership agreement provides that the general partners have the sole management rights in partnership affairs, including voting of securities owned by the partnership, but the agreement further provides that so long as Robert A.
Mann is acting as the individual general partner, he shall have no right to vote or determine not to vote shares of stock of a "controlled corporation" as that term is defined in Section 2036 of the Internal Revenue
Code and applicable regulations. This provision is interpreted by the partnership to mean that Robert A.
Mann, in his individual capacity, has no voting power with respect to the shares of the Company owned by the partnership. Thus, Bluebonnet Enterprises, Inc.
currently exercises sole voting power with respect to the 9,255 shares of the Company owned by the partnership, and the general partners together have sole investment power with respect to such shares.
Robert A. Mann is the Chairman of the Board, President and sole director of Bluebonnet Enterprises, Inc.;
therefore, Robert A Mann, through Bluebonnet
Enterprises, Inc. in his capacity as an officer and director, exercises sole voting power and shared investment power with respect to the 9,255 shares of the Company owned by the partnership.

(4)	Consists of the 9,255 shares owned by Bluebonnet
Investments, Ltd., a Texas limited partnership, the general partners of which are Robert A. Mann and Bluebonnet Enterprises, Inc., a Texas corporation owned by the David W. Mann 1990 Trust, of which David W. Mann is trustee, and 92,742 shares owned by First Financial
Holdings, Ltd.  Robert A. Mann is the Chairman of the
Board, President and director of Bluebonnet
Enterprises, Inc. Robert A. Mann is also a general partner of limited partnerships which are limited partners in Bluebonnet Investments, Ltd. The partnership agreement provides that the general partners have the sole management rights in partnership affairs, including voting of securities owned by the partnership, but the agreement further provides that so long as Robert A. Mann is acting as the individual general partner, he shall have no right to vote or determine not to vote shares of stock of a "controlled corporation" as that term is defined in Section 20.76 of the Internal Revenue Code and applicable regulations. This provision is interpreted by the partnership to mean that Robert A. Mann, in his individual capacity, has no voting power with respect to the shares of the Company owned by the partnership.
Thus, Robert A. Mann, in his individual capacity, currently has shared investment power but exercises no voting power over the 9.255 shares of the Company owned by the partnership. However, Robert A. Mann, through Bluebonnet Enterprises, Inc. in his capacity as an officer and director, exercises voting power and shared investment power over such shares. First Financial
Holdings, Ltd. is a Texas limited partnership, the general partner of which is FFC Holdings, Inc., a Texas corporation. Robert A. Mann is the Chairman of the Board, President and sole director of FFC Holdings, Inc. Under the terms of the partnership agreement, FFC
Holdings, Inc. as the sole general partner and Robert
A. Mann, in his capacity as an officer and director have voting and investment power over said 92,742 shares.

(5)	Consists of the 9,255 shares owned by Bluebonnet
Investments, Ltd., over which the David W. Mann 1990
Trust has voting and shared investment power and the 92,742 shares owned by First Financial Holdings, Ltd., over which the David W. Mann 1990 Trust has voting and investment power.


	CHANGE OF CONTROL

	On September 30, 1996 and October 18, 1996, David W Mann resigned as President and Director of Bluebonnet Enterprises, Inc and FFC Holdings, Inc, respectively Bluebonnet Enterprises, Inc is the corporate general partner of Bluebonnet Investments, Ltd and Bluebonnet Enterprises, Inc. exercises voting and investment power with respect to 9,255 shares of the Company. The outstanding shares of Bluebonnet Enterprises, Inc. continue to be owned by the David W. Mann 1990 Trust of which David W. Mann is trustee and one of the beneficiaries. Thus, David W. Mann continues to be considered to have voting and investment power with respect to said 9,255 shares. On September 30, 1996, Robert
A. Mann was elected Chairman of the Board, President and director of Bluebonnet Enterprises, Inc. Thus, in his capacity as an officer and director, Robert A. Mann also has voting and investment power with respect to said 9,255 shares.

	FFC Holdings, Inc. is the corporate general partner of First Financial Holdings, Ltd. and FFC Holdings, Inc exercises voting and investment power with respect to 92,742 shares of the Company. The outstanding shares of FFC Holdings, Inc. continue to be owned by the David W. Mann
1990 Trust of which David W. Mann is trustee and one of the beneficiaries. Thus, David W. Mann continues to be consid-ered to have voting and investment power with respect to said 92,742 shares. On October 18, 1996, Robert A. Mann was elected Chairman of the Board, President and director of FFC Holdings, Inc. Thus, in his capacity as an officer and director, Robert A. Mann also has voting and investment power with respect to said 92,742 shares.

	In the bankruptcy proceeding filed by David W. Mann, the bankruptcy trustee has challenged the validity of the David W. Mann 1990 Trust. The David W. Mann 1990 Trust is vigorously defending such challenge. However, if the bankruptcy trustee is successful, a change of control of the Company could occur.

	ELECTION OF DIRECTORS

	Five directors are to be elected at the meeting to serve until the 1998 Annual Meeting of Shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal from office. All of the nominees are currently directors of the Company.

	Each nominee has agreed to serve as a director of the Company. The Board of Directors knows of no reason why any of its nominees will be unable to accept election. However, if any nominee becomes unable to accept election, the Board will select substitute nominees. The Bylaws of the Corporation provide that the Board shall consist of not less than three (3) nor more than ten (10) directors. The
Company has no formal procedures for nomination of directors by shareholders. The Board has fixed the number of directors at five (5). Shareholders do not have cumulative voting rights.

	The following table sets forth certain information with respect to the persons nominated by the Board of Directors for election as directors of the Company at the Annual
Meeting:

	Name and Principal
	Occupation for the
	  Last Five Years
	Age
	Served As
	A Director
	Offices and
	Positions
	With Company

	NOMINEES




John Carl Hauser
Retired
	74
	Since 9-20-84
	Director

David W. Mann (1)(2)(5)(6)
President, First Financial
Corporation since October 29,
1985; President, First
Preference Mortgage Corp.
since October, 1991; Executive
Vice President, Citizens State
Bank, Woodville, Texas from
July 1, 1995 to January 28,
1997; President and Vice
Chairman of the Board,
Citizens State Bank,
Woodville, Texas since January
28, 1997; Mr. Mann is also an
officer and director of
certain insurance agencies and
companies and holds positions
with numerous other entities.
	41
	Since 4-27-79
	President,
 Director

Robert A. Mann (1)(3)(4)(5)(6)
Chairman of the Board, First
Financial Corporation since
July 16, 1991; Chairman of the
Board, First Preference
Mortgage Corp. since 1993;
Chairman of the Board of
Citizens State Bank, Wood-
ville, Texas, since 1950;
Mr. Mann is also an officer
and director of certain
insurance agencies and compa-
nies and holds positions with
numerous other entities.
	66
	7-1-75 to
	12-27-88;
	Since
	7-16-91
	Chairman of the
 Board,
	Chief Executive
	Officer,
 Director

Walter J. Rusek
Vice Chairman of the Board,
Citizens State Bank, Woodville
since February 1, 1993;
President and Chief Executive
Officer, Citizens State Bank,
Woodville from July 1, 1994 to
December 31, 1996; Trust
Officer, Citizens State Bank,
Woodville since August, 1996;
consultant for various enti-
ties including the Company
from October, 1990 to June 30,
1994.
	65
	Since 2-26-70
	Director

Barrett Smith
Retired
	77
	Since 7-24-79
	Director

______________________

(1)	David W. Mann is the son of Robert A. Mann.

(2)	David W. Mann was one of the defendants in a lawsuit
filed by the FDIC, as successor to United Bank of Waco, against a number of former officers and directors of United Bank of Waco, seeking recovery for losses sustained by United Bank of Waco while Mr. Mann is alleged to have been an officer or director. This lawsuit was settled during 1994.

(3)	On January 6, 1993, Robert A. Mann filed a petition for
bankruptcy under Chapter 11 of the Bankruptcy Code. A plan of reorganization was confirmed on December 16, 1993.

(4)	The FDIC, as successor to the failed First Bank & Trust
of Bryan, asserted a claim against Robert A. Mann in his bankruptcy proceeding seeking recovery against Mr. Mann for losses sustained by that institution while
Mr. Mann was alleged to have been an officer or director. Prior to the hearing on this claim, the FDIC abandoned the claim and the Bankruptcy Court has signed an order disallowing the claim in its entirety.

(5)	On June 18, 1996, United Plaza Partnership, a
partnership in which David W. Mann and Robert A. Mann were partners, filed Chapter 7 Bankruptcy.

(6)	In connection with the bankruptcy proceedings filed by
United Plaza Partnership and David W. Mann, certain creditors and the bankruptcy trustee have commenced adversary proceedings in which it is alleged (i) that David W. Mann breached his fiduciary duties, committed fraud and acted inappropriately as managing partner in United Plaza Partnership, and (ii) that Robert W. Mann acted as defacto managing partner of United Plaza
Partnership and breached his fiduciary duties, committed fraud and acted inappropriately. Messrs.
Mann and Mann have denied these allegations and are vigorously defending these matters.

	CERTAIN INFORMATION ABOUT THE FUNCTION OF THE
	BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

	The Board of Directors held five (5) regular meetings during 1996. All directors attended at least 75% of all board meetings held in 1996. Each non-employee director who attended such meetings (all directors during 1996 other than Robert A. Mann and David W. Mann) was paid a fee of
$1,000.00
per meeting.

	The Board functions as a committee of the whole to nominate candidates for Board membership, and there is no standing nominating committee. In addition, the Board as a committee of the whole performs audit and executive compensation functions. There are no standing audit and executive compensation committees.

	EXECUTIVE OFFICERS

	Executive officers of the Company are elected by the Board of Directors at the annual meeting of the board and hold office until its next annual meeting or until their successors are elected and qualified, or until their earlier death, removal or resignation. The following table sets forth, for each person who is an executive officer of the Company and each person chosen to become an executive officer, his name, age, business experience for the last five years, the year he first became officer and the current position held at the Company:

 Name
	Age
	Officer
	 Since
	Current
 Position

Robert A. Mann(1)
	66
	1991
 Chairman of
  the Board,
  Chief
  Executive
  Officer

David W. Mann(1)
	41
	1985
 President

______________________

(1)	Refer to section on Election of Directors for business
experience during last five years.


	SIGNIFICANT EMPLOYEE

	Gonzalo Padilla (age 48) serves as Executive Vice President and Chief Operating Officer of First Preference Mortgage Corp., a third tier subsidiary of Key Group, Ltd., a Texas limited partnership in which the Company has a 52.94% limited partnership interest. Mr. Padilla has served as Executive Vice President and Chief Operating Officer since October, 1995. Prior to that, Mr. Padilla's principal occupations during the last five years were as follows:
Area Manager, Norwest Mortgage Corporation, April, 1995 to September, 1995; President and Chief Executive Officer, Bent Tree Residential Lending Corp., April, 1994 to April, 1995; President and Chief Executive Officer, Fintex Mortgage
Corp., April, 1991 to April, 1994.

	COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

	Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the period beginning January 1, 1996 and ending December 31, 1996, all of its officers, directors and greater than ten percent beneficial stockholders complied with the applicable requirements under Section 16(a).

	EXECUTIVE COMPENSATION

	The following table sets forth information regarding executive compensation paid to or for the Company's chief executive officer and each of the most highly compensated executive officers whose cash compensation exceeds $100,000 during the last three fiscal years.



	Annual Compensation





Name
and
Principal
Position
	Year
	Salary($)
	Bonus($)
	Other Annual Compensation($)
	All Other Compensation($)



Robert A.
Mann,
Chairman of
the Board and
CEO

	1994
	1995
	1996

	$167,850(1)
	$167,850
	$167,850


	$  200




	$36,728(3)
	$30,264(3)
	$   403(3)









David W.
Mann,
President

	1994
	1995
	1996

	$108,758(2)
	$ 72,588(4)
	$ 72,000

	$7,500
	$  200




	$1,728(3)
	$3,719(3)
	$1,152(3)


______________________


(1)	The salary paid to Mr. Mann in 1994 includes salary
paid by the Company and First Advisory Services, Inc., a wholly owned subsidiary of the Company.

(2)	The salary paid Mr. Mann in 1994 includes salary paid
by the Company and its subsidiaries, First Advisory
Services, Inc., Apex Lloyds Insurance Company, First
Financial General Agency, Inc., and First Financial
Insurance Agency, Inc.

(3)	In 1994, 1995 and 1996, the Company paid $1,728, $1,764
and $1,555, respectively, for group life insurance premiums on the lives of Robert A. Mann and David W.
Mann. The Company made contributions to a 401(k) retirement plan in the amount of $2,250 and $1,955 in 1995 and $2,250 and $1,000 in 1996, on behalf of Robert
A. Mann and David W. Mann, respectively. The balance of this amount represents insurance premiums paid on policies on the life of Robert A. Mann. The Company will recover premiums paid upon the death of Robert A.
Mann or upon surrender of the policy, to the extent of amounts received at death or upon surrender.

(4)	Includes $26,688 paid by Apex Lloyds Insurance Company,
a subsidiary of the Company.


	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Tri-Triangle Agency, Inc,. d/b/a Triangle Insurance Agency

	Certain subsidiaries of the Company pay commissions to Tri-Triangle Agency, Inc, a corporation owned by Robert A.
Mann, on hazard insurance policies referred from Tri-
Triangle Agency, Inc. to such subsidiaries. Commissions paid by such subsidiaries amounted to $19,212 and $11,285 for the years ended December 31, 1995 and 1996, respectively.
Substantially all commissions paid were offset by reimbursement to the Company or its subsidiaries from Tri-Triangle Agency, Inc. for expenses owed by Tri-Triangle
Agency, Inc. to the Company or its subsidiaries.

Managerial and Accounting Services Provided by First
Advisory Services, Inc.

	During 1995 and 1996, Bluebonnet Investments, Ltd. (a limited partnership described above) and other entities directly or indirectly owned or controlled by Robert A.
Mann, David W. Mann and/or members of the Mann family paid First
Advisory Services, Inc., a subsidiary of the Company, an aggregate amount of $226,044 and $393,494, respectively, in fees for accounting and managerial services provided by First Advisory Services, Inc. to such entities.

Expense Sharing Agreement With UW Insurance Group, Inc.

	During 1995 and 1996 the Company and certain subsidiaries of the Company had expense sharing arrangements with UW Service Corporation, Inc. ("UWSC"), pursuant to which UWSC provided certain personnel, facilities, equipment and supplies to the Company and its subsidiaries and allocated to the Company and its subsidiaries the costs incurred by UWSC for such personnel, facilities, equipment and supplies.
During 1995 and 1996, the Company and its subsidiaries paid a total of $121,104 and $85,331, respectively, to UWSC pursuant to these expense sharing arrangements. UWSC is a wholly owned subsidiary of UW Insurance Group, Inc. ("UWIGI"). Approximately 80% of the outstanding shares of UWIGI is owned by Bluebonnet Investments, Ltd (a limited partnership described above), and the remaining 20% of the outstanding shares is owned by David W. Mann's mother. It is the intention of the parties to these expense sharing arrangements that no party realize a profit nor incur a loss as a result of the cost sharing covered by these arrangements.

Transactions with Key Groups, Ltd.

	The Company has a servicing agreement pursuant to which it services certain mobile home notes the Company contributed to Key Group, Ltd., a Texas limited partnership ("Key Group") in exchange for a limited partnership interest. The Company owns, as a limited partner, 52.94% of Key Group. The general partners of Key Group are Robert A. Mann, who is Chairman of the Board of the Company, and First Key Holdings, Inc., a
Texas corporation owned by the David W. Mann 1990 Trust, of which David W. Mann is the trustee and one of the beneficiaries. Robert A. Mann is Chairman of the Board,
President and sole director of First Key Holdings, Inc.
Bluebonnet Investments, Ltd. (a limited partnership described above) is the other limited partner of Key Group, and owns 47.05% of the partnership. The aggregate amount paid to the Company for servicing said notes during 1995 and 1996 was $34,162 and $24,848, respectively.

	First Financial Information Services, Inc. ("FFISI"), which is owned by First Preference Holdings, Inc., a wholly owned subsidiary of Key Group, bills out computer services for general ledger accounting, mortgage loan servicing and insurance policy tracking. FFISI bills other First Preference Holdings, Inc. subsidiaries, the Company and its subsidiaries, and affiliated insurance companies such as UW General Agency, Inc., UW Service Corporation, Inc., and Tri-Triangle Agency, Inc. The total amount billed by FFISI to the Company and its subsidiaries (including Key Group, Ltd. and its subsidiaries) in 1995 and 1996 was $119,832 and $138,298, respectively.

	The loan made by the Company in 1992 to First
Preference Mortgage Corporation ("FPMC"), a wholly owned subsidiary of First Preference Holdings, Inc., in the original principal amount of $386,000 was paid off in 1995.

Sale of Participations

	The Company services certain manufactured housing installment sales contracts and installment loan agreements for UW General Agency, Inc. The total servicing fees paid by UW General Agency to the Company during 1995 and 1996 were $15,737 and $11,829, respectively.

	On June 1, 1995, Key Group, Ltd. transferred its participation interest in certain loans to First Preference
Holdings, Inc. as a contribution to capital. At the time, the unpaid balance of the participation interest was $311,65. In June 1995, First Preference Holdings, Inc transferred the participation interest in said loans to FPMC in satisfaction of the unpaid balance of a $388,000 note from First
Preference Holdings, Inc. to FPMC. FPMC is a second-tier subsidiary of First Preference Holdings, Inc. First
Preference Holdings, Inc. owns 100% of Security Washington
Avenue Corp., a Delaware corporation, which owns 100% of FPMC. The Company continues to service the manufactured housing installment sales contracts and installment loan agreements referenced above. The total servicing fees paid by FPMC to the Company during 1995 and 1996 were $92,150 and $15,737, respectively.

Sublease of 800 Washington Ave. Property

	The Company subleases approximately 5,350 square feet of its building at 800 Washington Avenue to Bluebonnet
Investments, Ltd. (a partnership described above), UW
Service Corporation, Inc. (a corporation described above), and other entities directly or indirectly owned or controlled by Robert A. Mann, David W. Mann and/or members of the Mann family.
During 1995 and 1996, the sublessees paid a total of $35,544 and $43,337, respectively, in rent to the Company.

Loans to FPMC

	Certain related entities have made loans to FPMC described in the table below. Each of these loans was paid off during 1996.



	Lender


	Date of Loan
	Original	Amount of Loan
	Balance of	Loan
	as of 12-31-96
	Interest Rate

Vidor, Ltd.(2)
	10-15-93
	$225,000
	$  -0-
	Wall Street

Citizens Land Corp.(1)
 3-94
	$175,000
	$  -0-
	9%

UW General Agency, Inc.(1)
 3-94
 and 8-94
	$250,000
	$  -0-
	9%

_____________________

(1)	See relationship described above.

(2)	Vidor, Ltd. ("Vidor") is a Texas limited partnership.
The limited partners of Vidor are the Company (24%), Robert A. Mann (25%), Mann Group Investment Company
(25%) and The Omnibus Corporation (25%). The general partners are David W. Mann and Shelter Resources, Inc.
(.99%), a Texas corporation and wholly owned subsidiary of the Company. Henry W. Seals, as Chapter 7 Trustee, is the assignee of the partnership interest formerly held by David W. Mann.

Sale of Loans to Bluebonnet Investments, Ltd.

	In December 1995, an undivided 26.63848% participation interest held by Bluebonnet in certain mobile home loans was repurchased by FPMC for the unpaid balance of approximately
$231,000.

	Until December 1995, the Company serviced certain loans owned by or in which Bluebonnet Investments, Ltd. had a participation interest. The total servicing fees allocable to the participation interests of Bluebonnet Investments, Ltd. for 1995 was $9,100.

Note Receivable From UBI Incentive Savings Plan Liquidating
Trust Nos. 1, 2 and 3

	In 1991, the Department of Labor ("DOL") initiated an investigation with regard to certain investments made by the United Bankers, Inc. Master Incentive Savings Plan and Trust ("UBI ISP") which was adopted by the Company as its own incentive savings plan. David W. Mann had served as a member and chairman (beginning in 1989) of the Administrative Committee of UBI ISP. No formal charges were ever made by the DOL against David W. Mann, the Company or any other member of the Administrative Committee and there was no finding by the DOL or any other entity of any breach of fiduciary duty or wrongdoing by David W. Mann, the Company or anyone else. To resolve the matter with the DOL a $40,000 payment was made to certain liquidating trusts set up to liquidate the remaining assets of the UBI ISP, of which the Company and David W. Mann each paid $10,000. The source of the $10,000 paid by David W. Mann, as well as Mr. Mann's portion of the costs involved in handling the matter before the DOL, was an advance from the Company. A lawsuit was filed in McLennan County, Texas, in which recovery was sought from the UBI ISP Liquidating Trusts Nos. 1, 2 and 3 (the "Liquidating Trusts") of the amount of the settlement, plus all of the costs involved in handling the matter before the DOL and the costs of the lawsuit. In September 1995, a judgment was signed ordering the Liquidating Trusts to reimburse the amount of the settlement, as well as the costs to defend the matter before the DOL and the costs of the lawsuit. The Liquidating Trusts did not have sufficient cash to pay all such costs. Accordingly, a note was signed by the Liquidating Trusts to David W. Mann, Trustee, for $111,607.89, which is secured by real estate owned by the Liquidating Trusts. David W. Mann holds this note for the benefit of the Company and others. As the note is paid, Mr. Mann will forward to the Company its pro rata portion of such payments.

Preferred Stock in First Preference Holdings, Inc.

	On December 27, 1996, First Preference Holdings, Inc. ("FPHI"), a wholly owned subsidiary of Key Group (a partnership described above) issued 1,000 shares of its Series A, 7% Non-Voting, Cumulative Preferred Stock, $0.10 par value (the "Preferred Stock") to Key Group in satisfaction of the indebtedness owed by FPHI to Key Group in the amount as of December 31, 1995 of $5,160,837.22. The Preferred Stock provides for cumulative dividends of $361.27 per share per annum and a liquidation preference of $5,161 per share. The Preferred Stock may be redeemed by FPHI for $5,161 per share.

	PARENTS OF THE COMPANY AND
	ITS CONSOLIDATED SUBSIDIARIES

	The Company is the parent, by way of ownership of all the outstanding securities, of the following companies:

		Pre-Owned Homes, Inc.
 	Mobile Home Conveyers And Liquidators, Inc.
		First Advisory Services, Inc.
		First Financial Credit Corp.
 	First Financial Insurance Agency, Inc.
		Apex Lloyds Insurance Co.
		Shelter Resources, Inc.
 	Texas Apex, Inc.

The Company is also the parent, by way of ownership of a 52.94% partnership interest in Key Group, Ltd. and all of its wholly-owned subsidiaries:

		First Preference Holdings, Inc.
 	First Financial Information Services, Inc.
		Security Washington Avenue Corp.
 	First Preference Financial Corp.
		First Preference Mortgage Corp.

The immediate parent of the Company, by way of ownership of approximately 53.44% of its outstanding shares, is First
Financial Holdings, Ltd.

	AUDITORS

	The Board of Directors has selected Pattillo, Brown &
Hill as auditors for the fiscal year ending December 31, 1997. Pattillo, Brown & Hill was the auditor for the Company for the fiscal year ending December 31, 1996. It is expected that a representative of Pattillo, Brown & Hill will attend the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

	The Company has recently been advised by Pattillo, Brown & Hill that, other than in its capacity as Independent Auditors, Pattillo, Brown & Hill has no direct or indirect financial interest in or connection with the Company, nor has it had any such during the past three years.

	ANNUAL REPORT

	Accompanying this Information Statement is an annual report to security holders on Form 10-KSB, which is being provided to each shareholder of record without cost to satisfy the requirement that the Company's annual report to security holders accompany or precede this Information Statement.

	OTHER MATTERS

	As of the date of this Information Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David W. Mann

David W. Mann, President
April 28, 1997





April 28, 1997



Securities and Exchange Commission
Office of Document Control
450 5th St., N.W.
Washington, D.C. 20549

Gentlemen:

	Pursuant to General Instruction C, paragraph 3 of Form 10-KSB, this letter is to notify you that the financial statements in the 1996 Annual Report (Form 10-KSB) to the shareholders of First Financial Corporation do not reflect a change from the preceding year in any accounting principles or practices or in the method of applying any such principles or practices.

Sincerely,

/s/ Robert L. Harris

Robert L. Harris
Vice President